UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2025

Heartflow, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42790	26-0506743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 E. Evelyn Avenue Mountain View, California 94041 (Address of Principal Executive Offices) (Zip Code)

(650) 241-1221 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HTFL	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the closing of an initial public offering by Heartflow, Inc. (the “Company”) on August 11, 2025, the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws became effective. These Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are the same as the “form of” the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws previously filed as Exhibit 3.3 and Exhibit 3.5, respectively, to the Company’s Registration Statement on Form S-1 (File No. 333-288733) filed with the Securities and Exchange Commission (as amended, the “Registration Statement”). A description of certain provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws is set forth in the section titled “Description of capital stock” in the Registration Statement.
The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
Item 8.01 Other Events.
On August 11, 2025, the Company completed its initial public offering of 19,166,667 shares of its common stock, $0.001 par value per share (“Common Stock”), which includes an additional 2,500,000 shares of Common Stock purchased by the underwriters pursuant to their option to purchase additional shares, at a price to the public of $19.00 per share. The gross proceeds to the Company from the initial public offering were approximately $364 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Heartflow, Inc.
3.2	Amended and Restated Bylaws of Heartflow, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTFLOW, INC.

Date: August 11, 2025	By:	/s/ Vikram Verghese
Vikram Verghese
Chief Financial Officer
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